UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 25, 2015

IMAGE CHAIN GROUP LIMITED, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-1598924	46-4333787
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 01, 15F Convention Plaza Office Tower
1 Harbour Road
Wan Chai, Hong Kong, China

(Address of principal executive offices)

(852) 3188-2700

(Registrant's telephone number, including area code)

_______________________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On June 25, 2015, Image Chain Group Limited, Inc. (the “Company”) sold an aggregate of 228,175,000 shares of its common stock, par value $.001 per share (“Common Stock”), to multiple investors, at a price per share of HKD$1.60. Such investors paid cash in an aggregate amount of HKD$365,080,000. On June 26, 2015, the Company sold an aggregate of 96,825,000 shares of Common Stock to multiple investors, at a price per share equal to USD$0.20. Such investors paid cash in an aggregate amount of USD$1,936,500. All of the aforementioned shares were sold pursuant to Rule 506(b) of Regulation D of the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Image Chain Group Limited, Inc.

Date: June 30, 2015	By:	/s/ Wilkie Wu Yu Gu
	Name:	Wilkie Wu Yu Gu
	Title:	President